INVESTOR PRESENTATION FEBRUARY 2018 EXHIBIT 99.1

FORWARD LOOKING STATEMENTS 2 “This presentation contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in (i) the Company’s 2016 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2017, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, (ii) the Company’s quarterly report on Form 10-Q filed with the SEC on November 1, 2017, including the risks described in Part II, Item 1A, “Risk Factors” thereof, and (iii) the other reports filed with the SEC, including the Company’s forthcoming Annual Report on Form 10-K. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.”

FirstCash® AT A GLANCE

Overview

- Leading pawn operator with over 2,100 store locations in 26 U.S. states and Latin America, including Mexico, Guatemala and El Salvador
- Retailer of pre-owned consumer products including:
  - Consumer electronics & appliances
  - Jewelry, diamonds & watches
  - Power tools, musical instruments & sporting goods
- Source of small, short-term pawn loans
  - Fully collateralized
  - No collections / credit reporting
- Attractive industry dynamics
  - Steady demand across economic cycles – recession resistant
  - Customer base is underserved – most lenders don't offer loans of $150 or less
  - Stable regulatory environment

Revenue



($ IN MILLIONS)
$705
$1,088
$1,780
2015
2016
2017

Adjusted EBITDA[1]



($ IN MILLIONS)
$132
$180
$273
2015
2016
2017

[1] *See "Non-GAAP Financial Information" and "Reconciliation of Net Income to EBITDA and Adjusted EBITDA in the Appendix.*

__Source__: Company filings.

FirstCash®
3

LARGEST PAWN OPERATOR IN THE AMERICAS OVER 2,100 STORES IN FOUR COUNTRIES 4 MEXICO OPERATIONS – 953 STORES IN 32 STATESU.S. OPERATIONS – 1,112 STORES IN 26 STATES CENTRAL AMERICA OPERATIONS – 46 STORES 33 11 27 6 35 7 412 18 25 25 35 119 26 43 40 27 448 76 25 2 30 1 6 28 3 WA ID CA NV OR AZ CO MT NM UT WY TX KS OK IL IN IA MN NE ND SD WI MS AL AR KY LA MO FL GA NC SC VA OH CT ME MI NH NY PA VT MA NJ MD WV RI DE TN AK DC HI Guatemala 33 El Salvador 13 Baja California Baja California Sur Sinaloa Sonora Chihuahua Coahuila Nuevo Leon Tamaulipas Quintana Roo Yucatan San Luis Potosi Campeche Chiapas Tabasco Oaxaca Morelos Estado de Mexico Guerrero Durango Nayarit Zacatecas Aguascalientes Jalisco Colima Michoacán Guanajuato Puebla 953 Estado de Ciudad de Mexico Veracruz Queretaro Tlaxcala Hidalgo Note: As of 12-31-17

PAWN-FOCUSED PRODUCT MIX TRAILING TWELVE MONTHS (TTM) 5 59% 29% 4% 8% TOTAL REVENUE NET REVENUE 39% 54% 6% 1% $1.8 BILLION $0.9 BILLION Note: As of 12/31/2017 PAWN STORE RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/ SERVICE FEES CONSOLIDATED GROSS MARGIN BY PRODUCT TYPE 35% 100% 6% 74%

Typical Pawn Transaction Cycle

Total transaction time less than 15 minutes


Customer Enters Store With Personal Asset
~20%
~80%
Sells Asset to Company
Pawn Loan*
(Collateralized with Asset)
Average Loan = U.S. $162 LatAm $64
~25%
~75%
Customer Does Not Repay Loan or Fee
Customer Repays Loan & Pawn Service Fee
Retail Sales
Typical Margin = 35%
Pawn Service Fees
Monthly Yield = 12% - 13%

Note: *As of 12/31/2017

6

CASH AMERICA MERGER UPDATE • TRANSFORMATIONAL MERGER WITH CASH AMERICA CLOSED IN SEPTEMBER 2016 – 100% STOCK-FOR-STOCK TAX FREE TRANSACTION, 0.840X FCFS SHARES FOR EACH CSH SHARE – COMPLETED HEADQUARTERS CONSOLIDATION OF CORPORATE OPERATIONS INTO CASH AMERICA OWNED BUILDING IN FORT WORTH, TEXAS IN Q1 2017 – ADDITIONAL OPPORTUNITIES TO CONSOLIDATE CORPORATE EXPENSES AND SUPPORT FUNCTIONS • STORES – ENHANCED SCALE AND GEOGRAPHIC REACH: CREATES LEADING OPERATOR OF APPROXIMATELY 1,100 RETAIL PAWN STORES IN THE UNITED STATES – MAINTAIN ESTABLISHED FIRST CASH AND CASH AMERICA “BRANDS” IN LOCAL MARKETS – INTEGRATE INCENTIVE COMPENSATION PLANS WITH FOCUS ON KEY PROFITABILITY METRICS • TECHNOLOGY – COMPLETED INTEGRATION TO THE FIRSTCASH FIRSTPAWN POS PLATFORM IN DECEMBER 2017 – CONSOLIDATION OF BACK OFFICE FINANCE AND HR COMPLETED 12/31/2017 7

Merger Synergies Drive Additional Accretion

	Estimated Amounts at Time of Merger	Achieved as of December 2017	Expected Opportunities in 2018
Annual Operating Cost Synergies	• ~$45 million primarily from technology, finance and other administrative synergies achieved by Mid 2018 • Minimal store closings	• $43 million in 2017	• ~$70 million or more of run rate synergies expected to be achieved by Mid 2018
Annual Depreciation and Amortization Savings	• ~$17 – $20 million primarily from technology platform synergies	• $19 million in 2017	
Transaction and Integration Costs	• Up to ~$28 million	• Approximately $24 million	• Additional $2-4 million in 2018

FirstCash

8

ANNUALIZED TTM ADMIN AND D&A EXPENSES 9 Note: Excludes merger related expenses ($ IN MILLIONS ON A TTM BASIS) $165 $161 $151 $140 $132 $122 $70 $67 $63 $59 $57 $55 $235 $228 $213 $199 $189 $177 $239 $- $50 $100 $150 $200 $250 Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Proforma Admin Exp. Proforma Depreciation and Amortization Exp. Proforma Pre-Merger Expense Q4: 2017 vs. 2015 Down $62 or 26%

LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA

ALMOST 1,000 LATIN AMERICA LOCATIONS 11 705 909 953 32 46 46 4 29 60 100 130 157 207 269 329 386 447 538 597 674 737 955 999 0 100 200 300 400 500 600 700 800 900 1,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Mexico Central America TOTAL LATIN AMERICA LOCATIONS, END OF PERIOD 10 Year CAGR 17%

$101 $141 $175 $222 $281 $322 $363 $388 $368 $417 $487 $101 $143 $206 $250 $312 $378 $419 $468 $527 $688 $812 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Revenue, USD CC Revenue, 2007 MXN @ 10.94 LATAM REVENUE GROWTH & CURRENCY IMPACT 1 Constant currency revenue is considered a non-GAAP measurement of financial performance 12 1 ($ IN MILLIONS) 10 Year CAGR 23%

13 LATAM SEGMENTS REPRESENT A SIGNIFICANT % OF FIRSTCASH’S CONSOLIDATED OPERATIONS 7,931 47% 8,942 53% Employee Count1 LatAm U.S. 1,112 53% 999 47% 1,711,019 62% 1,062,837 38% Store Count1 Number of Pawn Loans Outstanding1 1 As of: 12/31/2017

LATAM OPERATING TRENDS: Q4-2017 14 • STRONG GROWTH IN TOTAL REVENUE IN THE FOURTH QUARTER – UP 22% ON A USD $ TRANSLATED BASIS – UP 16% ON A CONSTANT CURRENCY BASIS • CONTINUED ACCELERATION OF SAME- STORE GROWTH METRICS • 36% RETAIL MARGINS REMAINED STRONG GIVEN HIGH CONCENTRATION OF GENERAL MERCHANDISE SALES 11% 11% 11% 12% 15% 14% 23% 26% 25% 0% 4% 8% 12% 16% 20% 24% 28% Pawn Loans Retail Sales Core Revenue Same-Store Two-Year Growth1 Q4-2016 Q4-2017 1 Growth rates calculated on a constant currency basis, a non-GAAP measure defined in the 2/1/2018 press release and reconciled to the most comparable GAAP measures in the financial statements of the same release.

LATAM PAWN AND INVENTORY COMPOSITION 15 LATAM OPERATIONS SEGMENT 20% 62% 12% 2% 2% 2% PAWN COLLATERAL 25% 60% 10% 1% 2% 2% INVENTORY Note: As of 12-31-17 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER

LATAM GROWTH STRATEGY  EXISTING LATIN AMERICAN GROWTH PROFILE REMAINS IN PLACE  SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION  SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS IN MEXICO & GUATEMALA  FIRST STORES IN COLOMBIA SCHEDULED TO OPEN IN EARLY 2018  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN MARKETS LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION French Guiana Suriname Guyana Panama Costa Rica Nicaragua El Salvador Honduras Guatemala Argentina Bolivia Brazil Chile Peru Uruguay Venezuela Mexico Paraguay Belize LATIN AMERICA GROWTH STRATEGY EXISTING COUNTRY PRESENCE NEAR-TERM EXPANSION OPPORTUNITIES 16 Colombia Ecuador

0% 40% 80% 120% 160% 200% Loans % of GDP CREDIT PENETRATION OF SELECT COUNTRIES 17 1 Mexico ranks amongst the lowest within LatAm countries with 22.2% of GDP Source: J.P. Morgan and Central Bank of Brazil

0 50 100 150 200 250 300 350 400 1990 2000 2010 2016 Bil lio ns Colombia GDP (Current USD $) Population mid-2017 (millions) mid-2030 mid-2050 Brazil 207.9 223.9 231.1 Colombia 49.3 55.4 61.5 Argentina 44.3 49.0 54.1 Peru 31.8 36.4 41.2 Venezuela 31.4 36.1 40.5 Chile 18.4 20.0 21.1 Ecuador 16.8 19.7 23.2 U.S. 325.4 357.7 396.8 Pop. ProjectionsNEW MARKET UPDATE RATIONALE FOR COLOMBIA EXPANSION 18 FRENCH GUIANA BRAZIL ARGENTINA CHILE URUGUAY VENEZUELA COLOMBIA1 SURINAME ECUADOR PERU BOLIVIA PARAGUAY GUYANA Note: 1 Early 2018 planned market entry

PROVEN NEW STORE OPENING PROCESS 19  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT

Year 1 Year 2 Year 3 Year 4 Year 5 Op Margin (4%) 17% 22% 24% 26% $0 $40 $80 $120 $160 $200 $0 $100 $200 $300 $400 $500 Year 1 Year 2 Year 3 Year 4 Year 5 St o re -l e ve l p ro fi t U SD $ ( Th o us an d s) R e ve n u e U SD $ ( Th o u sa n d s) Revenue Store-level Profit MEXICO NEW STORE USD $ INVESTMENT – PROVEN RAPID PAYBACK MODEL Typical Mexico New Store Ramp New Store Cash Flow Store Investment (USD $) Cap Ex - Leasehold improvements & fixtures - Computer & security equipment $160,000 Start-up Losses - Pre-opening - First six months of operation $25,000 Total Store Investment $185,000 Working Capital (USD $) First Year for New Store - Operating cash - Loan funding - Inventory $90,000 CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS` 20 ($ IN USD) 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO From 2005-2017 1

UNITED STATES OVERVIEW LOCATIONS IN 26 STATES

U.S. – Over 1,100 Locations in 26 States



Legacy First Cash
Legacy Cash America
Shared Markets
33
WA
OR
MT
ND
MN
ID
SD
WI
MI
NY
VT
NH
ME
MA
CT
RI
2
WY
1
NE
IA
PA
NJ
DE
MD
DC
3
UT
27
NV
7
30
CO
KS
25
IL
35
IN
119
OH
WV
VA
6
28
11
CA
25
MO
26
KY
40
NC
TN
43
35
AZ
NM
18
OK
AR
SC
27
MS
8
AL
44
GA
LA
TX
412
25
76
FL
AK
6
HI

Note: As of 12-31-17

22

FirstCash

U.S. OPERATING TRENDS: Q4-2017 23 • LEGACY FIRST CASH STORES CONTINUE TO SEE SOLID SAME-STORE INCREASES: – SAME-STORE PAWN LOANS UP 6% – SAME-STORE PAWN FEE REVENUE UP 3% • INVENTORIES LEVELS REFLECTED SIGNIFICANT REDUCTIONS IN AGED INVENTORIES – ESPECIALLY IN CASH AMERICA LOCATIONS WHERE AGED INVENTORIES: – WERE 14% AT Q2-2017 – IMPROVED TO 11% AT Q3-2017 – FURTHER IMPROVED TO 7% AT Q4-2017 92% 90% 90% 93% 95% 8% 10% 10% 7% 5% $331 $308 $301 $309 $277 $0 $50 $100 $150 $200 $250 $300 $350 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Th o u san d s CONSOLIDATED INVENTORY LEVELS ($ IN MILLIONS) Current INV Aged INV 1 1 Aged inventory defined as inventory aged 361+ days

24 U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY Note: As of 12-31-17 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER 58% 18% 9% 3% 8% 4% 65% 17% 6% 3% 6% 3%

U.S. EARNINGS GROWTH STRATEGY 25 •CONTINUE SCOUTING ACQUISITIONS IN EXISTING STATES – ORGANIC DEMAND AS UNBANKED AND UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW – CONTINUED OPPORTUNITIES FOR SMALLER “TUCK-IN” ACQUISITIONS •DRIVE FURTHER MERGER SYNERGIES & MARGIN IMPROVEMENT – ADDITIONAL SYNERGIES EXPECTED IN 2018 – INCREASED RETAIL MARGINS, ESPECIALLY IN LEGACY CASH AMERICA LOCATIONS – EXPECTING PAWN LOAN GROWTH IN SECOND HALF OF 2018 AND BEYOND

STABLE REGULATORY CLIMATE FOR PAWN 26 • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (35 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011 Note: As of 12-31-17

98% 2% LIMITED EXPOSURE TO CFPB RULES FOR PAYDAY LENDING 27 TARGET REVENUE MIX (NEXT 3-5 YEARS) 96% 4% CONSUMER LENDING PAWN OPERATIONS Q4-2017 TTM REVENUE MIX IS PRIMARILY PAWN RELATED • IN OCTOBER 2017, THE CFPB RELEASED ITS SMALL-DOLLAR LOAN RULE (THE “SDL RULE”), WHICH IS SCHEDULED TO TAKE EFFECT IN JULY 2019. IF THE SDL RULE TAKES EFFECT, IT WILL IMPACT SHORT-TERM SMALL DOLLAR LOAN PRODUCTS SUCH AS PAYDAY LOANS, AUTO TITLE LOANS AND CERTAIN INSTALLMENT LOANS. IMPORTANTLY, THE SDL RULE DOES NOT APPLY TO NON-RECOURSE PAWN LOANS. – THE PROPOSED RULES INCLUDE, AMONG OTHER THINGS: – ADDITIONAL UNDERWRITING REQUIREMENTS – COOLING-OFF PERIODS BETWEEN CERTAIN LOANS – LIMITATIONS TO PREVENT THE SUSTAINED USE OF CERTAIN LOANS SUCH AS CAPPING THE NUMBER OF ROLLOVERS – RESTRICTIONS ON COLLECTION PRACTICES • TRADITIONAL PAWN LOANS ARE EXCLUDED FROM THE SCOPE OF THE NEW CFPB RULES

FINANCIAL HIGHLIGHTS

ADJUSTED NET INCOME AND ADJUSTED EBITDA 29 ($ IN MILLIONS) Note: Adjusted Net Income and Adjusted Net EBITDA are non-GAAP numbers. See appendix for reconciliation to Net Income. $68 $85 $131$132 $180 $273 $0 $40 $80 $120 $160 $200 $240 $280 2015 2016 2017 Adjusted Net Income Adjusted EBITDA

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW 30 ($ IN MILLIONS) Note: Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Adjusted Free Cash Flow from Operating Activities. $93 $97 $220 $68 $68 $231 $0 $40 $80 $120 $160 $200 $240 2015 2016 2017 Operating Activities Cash Flow Adjusted Free Cash Flow

31 ADJUSTED EARNINGS PER SHARE 1 Adjusted earnings measures for 2017 exclude the impact of the Tax Act, merger and acquisition related expenses and the loss on extinguishment of debt from the senior notes refinancing, which are further described, along with the adjustments for 2016 results, in the detailed reconciliations of adjusted earnings provided elsewhere in this presentation 2 The guidance for fiscal 2018 is presented on a non-GAAP basis, as it does not include the impact of Merger expenses. Given the difficulty in predicting the amount and timing of future ongoing Merger expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance. However, the Company expects Merger expenses to be within a range of $0.03 to $0.06 per share, net of tax, for fiscal 2018. $2.42 $2.44 $2.74 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2015 2016 2017 2018 Guidance Adjusted Net Income Per Share 2018 Guidance GUIDANCE RANGE2: $3.15 - $3.35 1 GUIDANCE AS PROVIDED ON FEBRUARY 1, 2018

FIRSTCASH FISCAL 2018 OUTLOOK 32 •THE COMPANY IS INITIATING ITS FISCAL FULL-YEAR 2018 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.15 TO $3.351 •REPRESENTS ADJUSTED EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 15% TO 22% •KEY ASSUMPTIONS: •AN ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR REPRESENTS EARNINGS HEADWIND OF APPROXIMATELY $0.08 TO $0.10 PER SHARE FOR 2018 •AN EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2018 OF APPROXIMATELY 26.5% TO 27.5% •AN ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.14 TO $0.17 PER SHARE DUE TO EXPECTED STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS 1 The guidance, announced on 2/1/2018, for fiscal 2018 is presented on a non-GAAP basis, as it does not include the impact of Merger expenses. Given the difficulty in predicting the amount and timing of future ongoing Merger expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance. However, the Company expects Merger expenses to be within a range of $0.03 to $0.06 per share, net of tax, for fiscal 2018.

33 ($ IN MILLIONS) DIVIDENDS, SHARE REPURCHASES AND PAYOUT RATIO $93 $37 $39 $44 $40 $20 $130 47% 55% 58% 23% 99% 0% 20% 40% 60% 80% 100% $0 $20 $40 $60 $80 $100 $120 $140 2013 2014 2015 2016 2017 Share Repurchases Dividends Payout Ratio, Adjusted Net Income PAYOUT RATIO DEFINED AS TOTAL DIVIDENDS AND SHARE REPURCHASES AS A PERCENT OF ADJUSTED NET INCOME 1 Temporarily suspended share repurchases due to merger activity. 1

$0.125 $0.19 $0.22 $0.125 $0.19 $0.22 $0.125 $0.19 $0.22 $0.19 $0.20 $0.22 $0.57 $0.77 $0.88 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 2016 2017 2018 Projected Qtr. 1 Qtr. 2 Qtr. 3 Qtr. 4 34 DIVIDENDS CONTINUE TO GROW PER SHARE AMOUNTS 2018 GUIDANCE: ★ IDENTIFIES SEQUENTIAL QUARTER- OVER-QUARTER DIVIDEND INCREASE

BALANCE SHEET ($ IN MILLIONS) 35 $1,209 $1,138 $936 $925 $2,145 $2,063 $0 $500 $1,000 $1,500 $2,000 12/31/2016 Assets 12/31/2017 Assets Operating Assets Intangibles $1,450 $1,475 $460 $407 $235 $181 $2,145 $2,063 $0 $500 $1,000 $1,500 $2,000 12/31/2016 Liabilities and Equity 12/31/2017 Liabilities and Equity Equity Interest Bearing Liab., Prin. Outstanding Other Liab. LIABILITIES TO EQUITY RATIO 47.9% LIABILITIES TO EQUITY RATIO 39.8%

$200 $200 $200 $300 $300 $300 $360 $260 $137 $97 $140 $107 $560 $460 $337 $397 $440 $407 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 $0 $200 $400 $600 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 Ne t D eb t to Ad jus ted EB ITD A R ati o FCFS 2021 Sr. Notes FCFS 2024 Sr. Notes FCFS Line of Credit Net Debt to EBITDA LEVERAGE PROFILE – POST MERGER ($ IN MILLIONS) 36 1 Net Debt Ratio is a non-GAAP number. See Company’s 2/1/2018 press release for reconciliation to Adjusted EBITDA from Net Income. NET DEBT RATIO1 (NET DEBT/TTM ADJUSTED EBITDA) = 1.1 TO 1 NET DEBT RATIO1 (NET DEBT/TTM ADJUSTED EBITDA) = 2.1 TO 1

$0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Stock Repurchases & Dividends Acquisitions Capital Expenditures Outstanding Debt Cumulative Total $ Millions $487 $306 $415 Stock Repurchases & Dividends: - 13,667,494 split-adjusted shares repurchased - $57 million in cumulative dividends paid Acquisitions Since 2004: - 161 stores acquired in U.S. - 316 stores acquired in Latin America - 815 stores acquired in Cash America Merger Capital Expenditures Since 2004: - Includes 774 De Novo store openings $407 OVER $1.2 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS 37

38 • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON LARGE FORMAT, FULL-SERVICE MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS & CASH FLOWS ALLOW FOR DIVIDEND AND SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS INVESTMENT RECAP

APPENDIX

40% 13% 47% Top 25 Shareholder Breakdown Index EM/INTL Focus U.S. Focus TOP 10 SHAREHOLDERS AND SHAREHOLDERS BREAKDOWN 40 EM/INTL Focus represents 22% of actively managed shareholders Note: As of 9/30/2017 Shares (FCFS) % S/O (FCFS) l BlackRock Fund Advisors 5,474,255 11.6 Index l l The Vanguard Group, Inc. 4,245,526 9.0 Index l l Fiduciary Management, Inc. 2,737,819 5.8 Value l l Dimensional Fund Advisors, L.P. (U.S.) 2,159,679 4.6 Index l l William Blair & Company, LLC (Investment Management) 1,931,197 4.1 Aggressive Growth l l Genesis Investment Management, LLP 1,863,517 3.9 GARP l l GIC Asset Management Pte., LTD 1,516,164 3.2 Value l l EARNEST Partners, LLC 1,474,115 3.1 Value l l Wellington Management Company, LLP 1,190,088 2.5 Value l l Vaughan Nelson Investment Management, L.P. 1,164,791 2.5 GARP l Institution Name Dominant Style

NON-GAAP FINANCIAL INFORMATION 41 The Company uses certain financial calculations, such as adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results (collectively "Non-GAAP Measures"), which are not considered measures of financial performance under U.S. generally accepted accounting principles ("GAAP"). Items excluded from the calculation of Non-GAAP Measures are significant components in understanding and assessing the Company’s financial performance. Since Non-GAAP Measures are not measures determined in accordance with GAAP and are thus susceptible to varying calculations, Non-GAAP Measures, as presented, may not be comparable to other similarly titled measures of other companies. Non-GAAP Measures should not be considered as alternatives to net income, cash flow provided by or used in operating, investing or financing activities or other financial statement data presented in the Company’s consolidated financial statements as indicators of financial performance or liquidity. Non-GAAP Measures should be evaluated in conjunction with, and are not a substitute for, GAAP financial measures. The Company has adjusted the applicable financial measures to exclude, among other expenses and benefits, Merger related expenses because it generally would not incur such costs and expenses as part of its continuing operations. The Merger related expenses are predominantly incremental costs directly associated with the Merger and integration of Cash America, including professional fees, legal expenses, severance and retention payments, accelerated vesting of certain equity compensation awards, contract breakage costs and costs related to consolidation of technology systems and corporate facilities

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA 42 YEAR ENDED DECEMBER 31, 20151 2016 2017 NET INCOME $60,710 $60,127 $143,892 INCOME TAXES 26,971 33,320 28,420 DEPRECIATION AND AMORTIZATION 17,446 31,865 55,233 INTEREST EXPENSE 16,887 20,320 24,035 INTEREST INCOME (1,566) (751) (1,597) EBITDA 120,448 144,881 249,983 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 2,875 36,670 9,062 LOSS ON EXTINGUISHMENT OF DEBT - - 14,114 RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPS 8,878 - - NET GAIN ON SALE OF COMMON STOCK OF ENOVA - (1,299) - ADJUSTED EBITDA $132,201 $180,252 $273,159 1 For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations ($ IN MILLIONS)

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW 43 YEAR ENDED DECEMBER 31, 2015 2016 2017 CASH FLOW FROM OPERATING ACTIVITIES $92,749 $96,854 $220,357 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (3,716) (16,072) 40,735 PURCHASES OF PROPERTY AND EQUIPMENT (21,073) (33,863) (37,135) FREE CASH FLOW 67,960 46,919 223,957 MERGER RELATED EXPENSES PAID, NET OF TAX - 20,939 6,659 ADJUSTED FREE CASH FLOW $67,960 $67,858 $230,616 ($ IN MILLIONS)

INVESTOR CONTACT INFORMATION 44 INVESTOR RELATIONS GAR JACKSON INVESTORRELATIONS@FIRSTCASH.COM GLOBAL IR GROUP IR.FIRSTCASH.COM GAR@GLOBALIRGROUP.COM (817) 258-2650 (949) 873-2789